UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  October 27, 2015

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 27, 2015, Cummins Inc. (“Cummins,” “the Company,” “the registrant,” “we,” “our,” or “us”) issued the attached press release reporting its financial results for the third quarter of 2015, which is furnished herewith as Exhibit 99.

The information furnished pursuant to this Item 2.02, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished pursuant to Item 2.02 herewith:
99-Press Release dated October 27, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2015

CUMMINS INC.
/s/ Marsha L. Hunt
Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Three months ended
In millions, except per share amounts	September 27, 2015	September 28, 2014
NET SALES	$4,620	$4,890
Cost of sales	3,412	3,606
GROSS MARGIN	1,208	1,284

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	530	529
Research, development and engineering expenses	197	198
Equity, royalty and interest income from investees	78	99
Other operating (expense) income, net	(2)	3
OPERATING INCOME	557	659

Interest income	9	6
Interest expense	16	15
Other income, net	11	19
INCOME BEFORE INCOME TAXES	561	669

Income tax expense	169	230
CONSOLIDATED NET INCOME	392	439

Less: Net income attributable to noncontrolling interests	12	16
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$380	$423

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$2.15	$2.32
Diluted	$2.14	$2.32

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	177.0	182.2
Diluted	177.4	182.7

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.975	$0.78

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Nine months ended
In millions, except per share amounts	September 27, 2015	September 28, 2014
NET SALES	$14,344	$14,131
Cost of sales	10,609	10,543
GROSS MARGIN	3,735	3,588

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	1,584	1,527
Research, development and engineering expenses	558	567
Equity, royalty and interest income from investees	240	294
Other operating expense, net	(5)	(4)
OPERATING INCOME	1,828	1,784

Interest income	20	17
Interest expense	47	47
Other income, net	12	68
INCOME BEFORE INCOME TAXES	1,813	1,822

Income tax expense	521	553
CONSOLIDATED NET INCOME	1,292	1,269

Less: Net income attributable to noncontrolling interests	54	62
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$1,238	$1,207

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$6.92	$6.59
Diluted	$6.90	$6.58

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	178.9	183.1
Diluted	179.3	183.5

CASH DIVIDENDS DECLARED PER COMMON SHARE	$2.535	$2.03

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited) (a)

In millions, except par value	September 27, 2015	December 31, 2014
ASSETS
Current assets
Cash and cash equivalents	$1,688	$2,301
Marketable securities	35	93
Total cash, cash equivalents and marketable securities	1,723	2,394
Accounts and notes receivable, net	3,159	2,946
Inventories	3,059	2,866
Prepaid expenses and other current assets	921	849
Total current assets	8,862	9,055
Long-term assets
Property, plant and equipment	7,262	7,123
Accumulated depreciation	(3,545)	(3,437)
Property, plant and equipment, net	3,717	3,686
Investments and advances related to equity method investees	959	981
Goodwill	481	479
Other intangible assets, net	337	343
Pension assets	785	637
Other assets	656	595
Total assets	$15,797	$15,776

LIABILITIES
Current liabilities
Accounts payable (principally trade)	$1,824	$1,881
Loans payable	27	86
Current portion of accrued product warranty	388	363
Accrued compensation, benefits and retirement costs	505	508
Current portion of deferred revenue	414	401
Other accrued expenses	779	759
Current maturities of long-term debt	31	23
Total current liabilities	3,968	4,021
Long-term liabilities
Long-term debt	1,595	1,589
Postretirement benefits other than pensions	347	369
Pensions	292	289
Other liabilities and deferred revenue	1,514	1,415
Total liabilities	$7,716	$7,683

EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.3 and 222.3 shares issued	$2,173	$2,139
Retained earnings	10,331	9,545
Treasury stock, at cost, 44.7 and 40.1 shares	(3,486)	(2,844)
Common stock held by employee benefits trust, at cost, 1.0 and 1.1 shares	(11)	(13)
Accumulated other comprehensive loss	(1,258)	(1,078)
Total Cummins Inc. shareholders’ equity	7,749	7,749
Noncontrolling interests	332	344
Total equity	$8,081	$8,093
Total liabilities and equity	$15,797	$15,776

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (a)

	Nine months ended
In millions	September 27, 2015	September 28, 2014
CASH FLOWS FROM OPERATING ACTIVITIES
Consolidated net income	$1,292	$1,269
Adjustments to reconcile consolidated net income to net cash provided by operating activities
Depreciation and amortization	383	330
Gain on fair value adjustment for consolidated investees	(17)	(38)
Deferred income taxes	(120)	(37)
Equity in income of investees, net of dividends	(68)	(103)
Pension contributions in excess of expense	(119)	(154)
Other post-retirement benefits payments in excess of expense	(18)	(22)
Stock-based compensation expense	24	27
Translation and hedging activities	22	(19)
Changes in current assets and liabilities, net of acquisitions
Accounts and notes receivable	(163)	(236)
Inventories	(179)	(302)
Other current assets	133	(6)
Accounts payable	(52)	316
Accrued expenses	(153)	162
Changes in other liabilities and deferred revenue	219	184
Other, net	(53)	17
Net cash provided by operating activities	1,131	1,388

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(393)	(409)
Investments in internal use software	(38)	(40)
Investments in and advances to equity investees	(9)	(39)
Acquisitions of businesses, net of cash acquired	(102)	(266)
Investments in marketable securities—acquisitions	(175)	(213)
Investments in marketable securities—liquidations	228	316
Cash flows from derivatives not designated as hedges	17	—
Other, net	(5)	11
Net cash used in investing activities	(477)	(640)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	24	39
Payments on borrowings and capital lease obligations	(64)	(72)
Net payments under short-term credit agreements	(38)	(41)
Distributions to noncontrolling interests	(35)	(52)
Dividend payments on common stock	(452)	(370)
Repurchases of common stock	(650)	(605)
Other, net	—	2
Net cash used in financing activities	(1,215)	(1,099)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(52)	(20)
Net decrease in cash and cash equivalents	(613)	(371)
Cash and cash equivalents at beginning of year	2,301	2,699
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,688	$2,328

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

	In millions	Engine	Distribution		Components	Power Generation	Non-segment Items (1)	Total
	Three months ended September 27, 2015
	External sales	$1,800	$1,543		$891	$386	$—	$4,620
	Intersegment sales	728	8		349	273	(1,358)	—
	Total sales	2,528	1,551		1,240	659	(1,358)	4,620
	Depreciation and amortization(2)	60	26		28	14	—	128
	Research, development and engineering expenses	116	2		65	14	—	197
	Equity, royalty and interest income from investees	40	19		9	10	—	78
	Interest income	6	1		1	1	—	9
	Segment EBIT	252	123	(3)	156	42	4	577

	Segment EBIT as a percentage of total sales	10.0%	7.9%		12.6%	6.4%		12.5%

	Three months ended September 28, 2014
	External sales	$2,181	$1,282		$946	$481	$—	$4,890
	Intersegment sales	635	10		341	273	(1,259)	—
	Total sales	2,816	1,292		1,287	754	(1,259)	4,890
	Depreciation and amortization(2)	50	22		27	13	—	112
	Research, development and engineering expenses	114	2		64	18	—	198
	Equity, royalty and interest income from investees	40	37		9	13	—	99
	Interest income	3	1		1	1	—	6
	Segment EBIT	330	131	(3)	172	60	(9)	684

	Segment EBIT as a percentage of total sales	11.7%	10.1%		13.4%	8.0%		14.0%

(1)
Includes intersegment sales, intersegment profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the three months ended September 27, 2015 and September 28, 2014.

(2)
Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount and deferred costs included in the Condensed Consolidated Statements of Income as "Interest expense."

(3)
Distribution segment EBIT included gains of $17 million and $18 million on the fair value adjustments resulting from acquisitions of the controlling interests in North American distributors for the three months ended September 27, 2015 and September 28, 2014, respectively.

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

	In millions	Engine	Distribution		Components	Power Generation	Non-segment Items (1)	Total
	Nine months ended September 27, 2015
	External sales	$5,747	$4,499		$2,839	$1,259	$—	$14,344
	Intersegment sales	2,174	23		1,097	827	(4,121)	—
	Total sales	7,921	4,522		3,936	2,086	(4,121)	14,344
	Depreciation and amortization(2)	178	78		82	43	—	381
	Research, development and engineering expenses	321	8		183	46	—	558
	Equity, royalty and interest income from investees	127	60		26	27	—	240
	Interest income	11	3		3	3	—	20
	Segment EBIT	846	324	(3)	574	148	(32)	1,860

	Segment EBIT as a percentage of total sales	10.7%	7.2%		14.6%	7.1%		13.0%

	Nine months ended September 28, 2014
	External sales	$6,449	$3,453		$2,821	$1,408	$—	$14,131
	Intersegment sales	1,674	27		976	728	(3,405)	—
	Total sales	8,123	3,480		3,797	2,136	(3,405)	14,131
	Depreciation and amortization(2)	153	58		79	38	—	328
	Research, development and engineering expenses	335	7		170	55	—	567
	Equity, royalty and interest income from investees	117	120		27	30	—	294
	Interest income	9	2		3	3	—	17
	Segment EBIT	910	333	(3)	524	146	(44)	1,869

	Segment EBIT as a percentage of total sales	11.2%	9.6%		13.8%	6.8%		13.2%

(1)
Includes intersegment sales, intersegment profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the nine months ended September 27, 2015 and September 28, 2014.

(2)
Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount and deferred costs included in the Condensed Consolidated Statements of Income as "Interest expense." The amortization of debt discount and deferred costs were $2 million for both the nine months ended September 27, 2015 and September 28, 2014.

(3)
Distribution segment EBIT included gains of $17 million and $38 million on the fair value adjustments resulting from the acquisitions of the controlling interests in North American distributors for the nine months ended September 27, 2015 and September 28, 2014, respectively.

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended		Nine months ended
In millions	September 27, 2015	September 28, 2014	September 27, 2015	September 28, 2014
Total EBIT	$577	$684	$1,860	$1,869
Less: Interest expense	16	15	47	47
Income before income taxes	$561	$669	$1,813	$1,822

CUMMINS INC. AND SUBSIDIARIES
SELECTED FOOTNOTE DATA
(Unaudited)

NOTE 1.  EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income for the reporting periods was as follows:

	Three months ended		Nine months ended
In millions	September 27, 2015	September 28, 2014	September 27, 2015	September 28, 2014
Distribution Entities
North American distributors	$9	$27	$27	$89
Komatsu Cummins Chile, Ltda.	8	8	23	22
All other distributors	1	—	2	2
Manufacturing Entities
Beijing Foton Cummins Engine Co., Ltd	18	5	47	6
Dongfeng Cummins Engine Company, Ltd.	11	15	40	51
Chongqing Cummins Engine Company, Ltd.	9	13	32	39
All other manufacturers	13	20	41	54
Cummins share of net income	69	88	212	263
Royalty and interest income	9	11	28	31
Equity, royalty and interest income from investees	$78	$99	$240	$294

NOTE 2.  INCOME TAXES

The effective tax rate for the three and nine month periods ended September 27, 2015, was 30.1 percent and 28.7 percent, respectively. The tax rate for the nine month period ended September 27, 2015, included a net $14 million discrete tax benefit primarily to reflect the release of reserves for uncertain tax positions related to a favorable federal audit settlement.

CUMMINS INC. AND SUBSIDIARIES
SELECTED FOOTNOTE DATA
(Unaudited)

NOTE 3. ACQUISITIONS
The Distribution segment North American distributor acquisitions in the third quarter of 2015 were as follows:

Entity Acquired	Date of Acquisition	Additional Percent Interest Acquired	Payments to Former Owners	Acquisition Related Debt Retirements	Total Purchase Consideration		Type of Acquisition(1)	Gain Recognized(1)	Goodwill Acquired	Intangibles Recognized(2)	Net Sales Previous Fiscal Year Ended(3)
Cummins Crosspoint LLC (4)	08/03/15	50%	$20	$36	$65	(5)	COMB	$10	$7	$2	$258
Cummins Atlantic LLC (4)	08/03/15	51%	14	28	48	(5)	COMB	7	2	6	245
Cummins Central Power LLC	06/29/15	20.01%	8	—	8	(5)	EQUITY	—	—	—	—
____________________________________________________

(1)
All results from acquired entities were included in Distribution segment results subsequent to the acquisition date. Previously consolidated entities were accounted for as equity transactions (EQUITY). Newly consolidated entities were accounted for as business combinations (COMB) with gains recognized based on the requirement to remeasure our pre-existing ownership to fair value in accordance with GAAP.

(2)	Intangible assets acquired in business combinations were mostly customer related, the majority of which will be amortized over a period of up to five years from the date of the acquisition.
(3) Sales amounts are not fully incremental to our consolidated sales as the amount would be reduced by the elimination of sales to the previously unconsolidated entity.

(4)	Purchase accounting for this acquisition is preliminary awaiting customary adjustments to purchase price in accordance with the purchase agreements.

(5)
The "Total Purchase Consideration" represents the total amount that will or is estimated to be paid to complete the acquisition. In some instances a portion of the acquisition payment has not yet been made and will be paid in future periods in accordance with the purchase contract. The total outstanding consideration at September 27, 2015 for these entities was $15 million.

CUMMINS INC. AND SUBSIDIARIES
FINANCIAL MEASURES THAT SUPPLEMENT GAAP
(Unaudited)

Earnings before interest, income taxes and noncontrolling interests

We define EBIT as earnings before interest expense, income tax expense and noncontrolling interests in income of consolidated subsidiaries (EBIT). We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs. This measure is not in accordance with, or an alternative for, GAAP and may not be consistent with measures used by other companies. It should be considered supplemental data. Below is a reconciliation of EBIT to “Net income attributable to Cummins Inc.” for each of the applicable periods:

	Three months ended		Nine months ended
In millions	September 27, 2015	September 28, 2014	September 27, 2015	September 28, 2014
Earnings before interest expense and income taxes	$577	$684	$1,860	$1,869

EBIT as a percentage of net sales	12.5%	14.0%	13.0%	13.2%

Less
Interest expense	16	15	47	47
Income tax expense	169	230	521	553
Consolidated net income	392	439	1,292	1,269

Less
Net income attributable to noncontrolling interests	12	16	54	62
Net income attributable to Cummins Inc.	$380	$423	$1,238	$1,207

Net income attributable to Cummins Inc. as a percentage of net sales	8.2%	8.7%	8.6%	8.5%

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Engine Segment Sales by Market and Unit Shipments by Engine Classification
In the first quarter of 2015, our Engine segment reorganized its reporting structure to include the following markets: heavy-duty truck, medium-duty truck and bus, light-duty automotive (pickup and light commercial vehicle), industrial and stationary power. Sales by market for our Engine segment by business (including 2014 and 2013 reorganized balances) were as follows:

2015
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$757	$875	$784	$—	$2,416
Medium-duty truck and bus	608	674	585	—	1,867
Light-duty automotive	381	354	339	—	1,074
Industrial	616	624	617	—	1,857
Stationary power	234	270	203	—	707
Total sales	$2,596	$2,797	$2,528	$—	$7,921

2014
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$718	$769	$801	$784	$3,072
Medium-duty truck and bus	575	605	599	652	2,431
Light-duty automotive	391	392	396	388	1,567
Industrial	669	739	768	775	2,951
Stationary power	210	239	252	240	941
Total sales	$2,563	$2,744	$2,816	$2,839	$10,962

2013
In millions	YTD
Heavy-duty truck	$2,618
Medium-duty truck and bus	2,064
Light-duty automotive	1,465
Industrial	2,921
Stationary power	945
Total sales	$10,013

Unit shipments by engine classification (including unit shipments to Power Generation):

2015
Units	Q1	Q2	Q3	Q4	YTD
Mid-range	112,400	120,000	107,400	—	339,800
Heavy-duty	28,700	32,800	28,600	—	90,100
High-horsepower	3,500	3,700	3,200	—	10,400
Total units	144,600	156,500	139,200	—	440,300

2014
Units	Q1	Q2	Q3	Q4	YTD
Mid-range	118,900	118,700	117,700	115,900	471,200
Heavy-duty	28,800	30,300	32,300	30,700	122,100
High-horsepower	3,400	3,900	3,900	3,600	14,800
Total units	151,100	152,900	153,900	150,200	608,100

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Distribution Segment Sales by Business

2015
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$573	$598	$604	$—	$1,775
Engines	321	318	323	—	962
Power generation	298	272	323	—	893
Service	284	307	301	—	892
Total sales	$1,476	$1,495	$1,551	$—	$4,522

2014
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$382	$461	$491	$590	$1,924
Engines	174	249	270	368	1,061
Power generation	193	278	279	413	1,163
Service	201	250	252	323	1,026
Total sales	$950	$1,238	$1,292	$1,694	$5,174

Component Segment Sales by Business

2015
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$613	$679	$607	$—	$1,899
Turbo technologies	301	307	266	—	874
Filtration	255	266	240	—	761
Fuel systems	130	145	127	—	402
Total sales	$1,299	$1,397	$1,240	$—	$3,936

2014
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$543	$582	$598	$620	$2,343
Turbo technologies	313	307	297	305	1,222
Filtration	265	275	268	267	1,075
Fuel systems	109	116	124	129	478
Total sales	$1,230	$1,280	$1,287	$1,321	$5,118

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Power Generation Segment Sales by Business
In the first quarter of 2015, our Power Generation segment reorganized its reporting structure to include the following businesses: power systems, alternators and power solutions. Sales for our Power Generation segment by business (including 2014 and 2013 reorganized balances) were as follows:

2015
In millions	Q1	Q2	Q3	Q4	YTD
Power systems	$543	$611	$551	$—	$1,705
Alternators	98	92	86	—	276
Power solutions	39	44	22	—	105
Total sales	$680	$747	$659	$—	$2,086

2014
In millions	Q1	Q2	Q3	Q4	YTD
Power systems	$510	$586	$598	$606	$2,300
Alternators	105	126	115	103	449
Power solutions	24	31	41	51	147
Total sales	$639	$743	$754	$760	$2,896

2013
In millions	YTD
Power systems	$2,381
Alternators	496
Power solutions	154
Total sales	$3,031